UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2007

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500 Dallas, Texas (Address of principal executive offices)		75201 (Zip Code)

Registrant’s telephone number, including area code:  (214) 922-9711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2007, Woodrin Grossman advised Odyssey HealthCare, Inc. (the “Company”) that he will retire effective December 31, 2007.  Mr. Grossman will remain with the Company, as Senior Vice President, Strategy and Development, through December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.

Date: November 27, 2007	By:	/s/ R. Dirk Allison
R. Dirk Allison
Senior Vice President and Chief Financial Officer